SCHEDULE 14A

              Proxy Statement Pursuant to Section 14(a)
                of the Securities Exchange Act of 1934
                          (Amendment No.   )

  X    Filed by the Registrant
  __   Filed by a Party other than the Registrant

  Check the appropriate box:

  __   Preliminary Proxy Statement
  X    Definitive Proxy Statement
  __   Definitive Additional Materials
  __   Soliciting Material  Pursuant  to Section  240.14a-11(c)  or
       240.14a-12

                       BALLARD MEDICAL PRODUCTS
           (Name of Registrant as Specified in Its Charter)

                             PAUL W. HESS
              (Name of Person(s) Filing Proxy Statement)

  Payment of Filing Fee (Check the appropriate box):

  X    $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1),  or
       14a-6(j)(2).
  __ $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).
  __   Fee computed  on  table below  per Exchange  Act Rules  14a-
       6(i)(4) and 0-11.

            1)   Title  of  each  class  of  securities  to   which
                 transaction applies:

            2)   Aggregate   number   of   securities    to   which
                 transaction applies:

            3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11: 1

            4)   Proposed maximum aggregate value of transaction:

   1 Set forth the amount on which the filing fee is calculated and state how it was determined.

  __ Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form of Schedule and the date of its filing.

            1)   Amount Previously Paid:

            2)   Form, Schedule or Registration Statement No.:

            3)   Filing Party:

            4)   Date Filed:


                       BALLARD MEDICAL PRODUCTS

                       12050 Lone Peak Parkway
                          Draper, Utah 84020

                    _____________________________

                           PROXY STATEMENT

                    _____________________________

                    ANNUAL MEETING OF SHAREHOLDERS

                     To Be Held January 23, 1995


                             INTRODUCTION

       This Proxy Statement is furnished to the shareholders with the Notice of Annual Meeting of Shareholders of Ballard Medical Products, a Utah corporation (the "Company"), in connection with the solicitation of proxies by the Company. The proxies solicited hereby are to be voted at the Annual Meeting of Shareholders of the Company to be held at the Company's executive offices, 12050 Lone Peak Parkway, Draper, Utah 84020, on Monday, January 23, 1995, at 11:00 a.m. Mountain Standard Time, and at any and all adjournments thereof. Stockholders of record at the close of business on November 23, 1994 (the "Record Date") are entitled to notice of and to vote at the meeting.

       A form of proxy is enclosed for your use. The shares represented by each properly executed, unrevoked proxy will be voted as directed by the shareholder. The proxy will be voted "for" each proposal on which no direction is made. This proxy solicitation is being made by the Board of Directors of the Company.

                SOLICITATION AND REVOCATION OF PROXIES

       It is contemplated that the solicitation of proxies will be made exclusively by mail. Should it, however, appear desirable in order to ensure adequate representation of shares at the meeting, officers and employees of the Company may, for no additional compensation, communicate with shareholders, banks, brokerage houses and others by telephone, telegraph, or in person to request that proxies be furnished. This Proxy Statement and the accompanying form of proxy are being first mailed or delivered to shareholders on or about December 9, 1994. All expenses incurred in connection with this solicitation will be borne by the Company. In following up on the original solicitation of proxies by mail, the Company may make arrangements with brokerage houses and other custodians, nominees and fiduciaries to send proxies and proxy material to the beneficial owners of the shares and will reimburse them for their reasonable expenses in so doing. The Company has no present plans to hire special employees or paid solicitors to assist in obtaining proxies, but reserves the right to do so if it should appear that a quorum otherwise might not be obtained.


       Any  proxy given  may be revoked  at any  time prior  to the exercise thereof. To accomplish this, written notice of revocation must be received by the Secretary of the Company no later than 10:00 a.m. MST on the date of the Annual Meeting, at the Company's executive offices, 12050 Lone Peak Parkway, Draper, Utah 84020. Such written notice may take the record form of a later-dated proxy or some other written signed instrument. In addition, any shareholder present at the meeting who has given a proxy may withdraw it and vote his or her shares in person.


                 OUTSTANDING STOCK AND VOTING RIGHTS

       Only holders of record of the Company's Common Stock at the close of business on the Record Date are entitled to notice of and to vote at the Annual Meeting. As of the Record Date, the Company had issued and outstanding 26,477,745 shares of Common Stock, $.10 par value. Each share of Common Stock is entitled to one vote on every matter submitted at the meeting. There is no cumulative voting. The presence at the meeting, in person or by proxy, of a majority of the shares entitled to vote shall constitute a quorum for the transaction of business. The vote required for the election of Directors and approval of the other proposals is set forth in the discussion of each item to be voted upon.


       All properly executed and returned proxies, as well as shares represented in person at the meeting, will be counted to determine if a quorum is present, whether or not the proxies indicate abstentions or consist of broker non-votes (defined below). Abstentions (but not broker non-votes) will also be counted in the denominator to determine whether a matter has been approved. Thus, abstentions (but not broker non-votes) will have the same effect as a vote "against" the matter. A "broker non-vote" refers to shares of Common Stock represented at the meeting in person or by proxy by a broker or nominee where such broker or nominee (1) has not received voting instructions on a particular matter from the beneficial owners or persons entitled to vote and
  (2) the broker or nominee does not have discretionary voting power on such matter.

                        PRINCIPAL STOCKHOLDERS

       So far as is known to management, as of the Record Date, the
  following  persons  owned  beneficially   more  than  5%  of  the
  outstanding shares of the Company's Common Stock:



                               AMOUNT AND NATURE
    NAME AND ADDRESS OF          OF BENEFICIAL       PERCENTAGE OF OUTSTANDING
    BENEFICIAL OWNER               OWNERSHIP             COMMON STOCK (1)


    Dale H. Ballard
    12050 Lone Peak Parkway                                                   (2) 2,014,160                 7.39%
    Draper, Utah 84020
    State Farm Mutual
    Automobile                   (3) 1,852,502                 6.80%
    Insurance Company
    One State Farm Plaza
    Bloomington, Illinois
    61710



  (1) All percentages are calculated on the basis of outstanding shares of common stock, plus shares (in the denominator) which could be acquired within sixty days of the Record Date by the exercise of outstanding stock options.

  (2)  These shares are owned as follows:

                Dale H. Ballard Family Living Trust       1,336,538  shares

                Alice B. Ballard Family Living Trust        628,978
                Pamela A. Ballard 1992 Trust                 48,284

                Indirect ownership through                      360
                Ballard Family Properties, Ltd.
                        Total                             2,014,160  shares

      (3)  The shares held by State Farm are owned as follows:

                State Farm Balanced Fund                    427,751

                State Farm Growth Fund, Inc.                820,000

                State Farm Incentive and                    604,751
                Thrift Balanced Account

                          Total                           1,852,502

                    STOCK OWNERSHIP OF MANAGEMENT

       The following table sets forth, as of the Record Date, the number of shares of Common Stock of the Company beneficially owned by each of the Company's directors and executive officers,


  and by all of the Company's directors and executive officers as a group:


                                               AMOUNT AND NATURE
                                                   OF BENEFICIAL
                                                       OWNERSHIP   PERCENTAGE OF
    BENEFICIAL OWNER,                                (SHARES)(4)     OUTSTANDING
    POSITION WITH COMPANY                                           COMMON STOCK
                                                                             (1)

    Dale H. Ballard, President, CEO and
    Chairman of the Board                         (2)  2,014,160           7.39%

    John I. Bloomberg, Director                    Direct 58,767             (3)

    J. Dallas VanWagoner, Director                  Direct 2,700             (3)

    Robert V. Petersen, Director                      Direct 676             (3)

    E. Martin Chamberlain, Director, Vice                      0               0
    President of Regulatory Affairs,
    and Secretary

    Dale H. Ballard, Jr., Director                Direct 107,638             (3)
                                                 Indirect 34,076
                                                   Total 141,714

    Paul W. Hess, Director, General Counsel       Indirect 1,466             (3)

    Harold R. ("Butch") Wolcott, Executive          Direct 1,100             (3)
    Vice President and General Manager

    Bradford D. Bell, Vice President of             Direct 2,666             (3)
    Sales and Marketing

    Kenneth R. Sorenson, Treasurer                  Direct 9,769             (3)
                                                  Options 36,000
                                                    Total 45,769


    All directors and executive officers as     Direct 1,519,854
    a group (10 persons)                        Indirect 713,164
                                                  Options 36,000
                                                 Total 2,269,018           8.33%




  (1) All percentages are calculated on the basis of outstanding shares of common stock, plus shares which could be acquired, within 60 days of the Record Date, by the exercise of outstanding stock options.

  (2)  SEE   note   (2)   in   the   previous   table,   "Principal
       Stockholders."

  (3)  Percentage of shares owned does not exceed 1%.

  (4) This includes shares of common stock which would be acquired, by the exercise of incentive stock options granted to officers as employees, exercisable within 60 days of the Record Date.

         BOARD OF DIRECTORS REPORT ON EXECUTIVE COMPENSATION

  COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION


       The full Board of Directors functions as the Company's Compensation Committee. The Board has no separate Compensation Committee. The following Board members are also employees and executive officers of the Company:


       Dale H. Ballard, Chairman of the Board, CEO, President

       E. Martin Chamberlain, Vice President of Regulatory Affairs,
            Secretary

       Paul W. Hess, General Counsel

       Dale H. Ballard, Jr., also a Board member, is the son of Dale H. Ballard. During the last completed fiscal year, any deliberations in Board meetings regarding executive officer compensation were participated in by all members of the Board.

  STOCK OPTION COMMITTEE

       The Company's incentive stock option plans (the "Plans") are administered by two stock option committees. Stock Option Committee A ("Committee A") is authorized to grant options only to employees who are not also officers or directors of the Company. Stock Option Committee B ("Committee B") is authorized to grant options only to employees who are also officers or directors of the Company.


       Each Committee must be comprised of two persons, both of whom must be members of the Board of Directors. However, members of Committee B must be "disinterested persons", within the meaning of Rule 16b-3(c)(2)(i) promulgated by the Securities and Exchange Commission. A "disinterested person" is a director who is not, during the one year prior to service as an administrator of the applicable plan, or during such service, granted or awarded options pursuant to the applicable plan or any other incentive stock option plan of the Company.



       Committee A is currently comprised of Dale H. Ballard (the President of the Company) and E. Martin Chamberlain (the Vice
  President and Secretary of the Company). Committee B is currently comprised of Dale H. Ballard and J. Dallas VanWagoner, M.D., both of whom are "disinterested persons". Dr. VanWagoner is not an employee or officer of the Company.


  NO EMPLOYMENT CONTRACTS

       The Company has no written employment contract with any executive officer. Like all but a very few of the employees, the executive officers are "at-will employees", meaning either the employee or the Company can terminate the employment relationship at any time for any reason or for no reason.

  COMPENSATION POLICIES

       The Board of Directors establishes and periodically reviews the compensation of the Chief Executive Officer. Compensation of other executive officers has been left to the judgment and discretion of Dale H. Ballard, Chief Executive Officer. The Board has left such other compensation to the discretion of the CEO because the compensation levels of all such executive officers have historically been reasonable in the judgment of the Board of Directors, and because the Company has been successful under Mr. Ballard's leadership and under this compensation system.

       There is no specific relationship of corporate performance to executive compensation. No formula or specific evaluation procedure is followed. Rather, the compensation policy is subjective and informal. However, compensation for executives is based generally on the principles that compensation must be (1) competitive with other quality companies in order to help motivate and retain the talent needed to grow Ballard Medical


  Products' business; and (2) provide a strong incentive for key personnel and sales representatives to achieve the Company's goals.

       The Company has a history of relying upon incentive stock options as an important element of each executive's compensation package. SEE ALSO "Report by Stock Option Committee B on Repricing of Options." This program has generally enabled the Company to keep salaries and bonuses at relatively modest levels. The Company's successful sales and profit record suggests, we believe, that these principles which form the basis for our compensation program have delivered the desired results.

  ELEMENTS OF EXECUTIVE COMPENSATION

       It has been the Company's policy for many years that the executive compensation program consist of base salary, bonuses, and stock options. In addition, the Company has provided automobiles toits executiveofficersand certainother keyemployees.

       The Company's salary levels are determined by comparisons with companies of similar size and complexity in the health care industry. Salary increases are determined in view of the financial performance of the Company, the individual performance of the executive, and any increased responsibilities assumed by the executive. Bonuses are determined by the Chief Executive Officer at the end of each fiscal year, based upon these same factors. Bonuses are completely discretionary and are not based upon any formula.


       All employee stock options are granted pursuant to one of the Company's incentive stock option plans. The Company makes stock option grants periodically at no less than 100% of the market price on the effective date of the grant. All of the current incentive stock option plans of the Company are summarized below: SEE "Summary of Stock Option Plans."



       In addition to the above compensation, executive officers, along with all employees of the Company, are eligible to participate in the Company's 401(k) retirement plan. This plan is available to all employees after they have been employed by the Company for at least one year following certain specified plan entry dates. The plan allows employees to make contributions to the plan from salary reductions each year, up to an annual limit which is generally 15% of a participant's annual compensation. Under the 401(k) plan, the Company matches a participant's contribution up to 4% of his or her salary. Employees are always fully vested in their own contributions and become fully vested in any contributions made by the Company after six years of service.



  COMPENSATION OF THE CHIEF EXECUTIVE OFFICER

       The compensation of Dale H. Ballard, Chairman of the Board and Chief Executive Officer, consists of a base salary, typically an annual bonus, 401(k) plan contributions, and the use of a vehicle. At no time in the Company's history has Mr. Ballard received incentive stock options under any incentive stock option plan.

       There is no specific relationship between the Company's performance and Mr. Ballard's compensation. Again, only a subjective, informal policy is followed. The Board of Directors periodically reviews Mr. Ballard's base salary and bonus and revises his compensation based on the Board's evaluation of his performance toward the achievement of the Company's financial, strategic and other goals, his length of service as Chief Executive Officer, and competitive Chief Executive Officer pay information. Mr. Ballard has historically determined his own bonus. The Company has enjoyed an overall strong performance, and Mr. Ballard has been the Company's able Chief Executive Officer from the Company's formation.

       The Board feels that Mr. Ballard has been under compensated over the years in view of his excellent performance as Chief Executive Officer.

  SECTION 162(m) POLICY.

       Under Section 162(m) of the Internal Revenue Code, effective January 1, 1994, no income tax deduction is allowed to a publicly held corporation for remuneration paid to certain executive officers (including the CEO) to the extent that the amount of such remuneration with respect to any given employee/executive officer for the taxable year exceeds $1,000,000. The Board's current policy is that the Company will not pay remuneration to any one employee during a given tax year which would not be deductible to the Company because of the Section 162(m) limits.

                                     BOARD OF DIRECTORS

                                     Dale H. Ballard, Chairman
                                     John I. Bloomberg
                                     J. Dallas VanWagoner
                                     Robert V. Petersen
                                     E. Martin Chamberlain
                                     Dale H. Ballard, Jr.
                                     Paul W. Hess




                        EXECUTIVE COMPENSATION

  DIRECTORS

       During the fiscal year ended September 30, 1994, each of the seven members of the Board of Directors received $500 in cash compensation for his services as a director. There is no standard agreement pursuant to which the directors are compensated for their services.

  EXECUTIVE OFFICERS

       The following table sets forth the compensation paid or awarded by the Company to the Company's Chief Executive Officer and all of the Company's other executive officers who are considered "highly compensated" under regulations promulgated by the Securities and Exchange Commission, for each of the fiscal years ended September 30, 1994, 1993, and 1992:

                     SUMMARY COMPENSATION TABLES


    ANNUAL COMPENSATION
                                                                    OTHER ANNUAL
    NAME AND                   FISCAL YEAR     SALARY               COMPENSATION
    PRINCIPAL POSITION          ENDED 9/30        ($)  BONUS ($)             ($)


    Dale H. Ballard,                  1994    200,500          0             (3)
    CEO                               1993    183,333     60,000             (3)
                                      1992    152,706     60,000             (3)

    Harold R. "Butch"                 1994     95,000     10,000             (3)
    Wolcott, Executive Vice           1993     74,538          0             (3)
    President (1)                     1992        N/A        N/A             N/A

    Paul W. Hess                      1994    130,500          0             (3)
    General Counsel (2)               1993        N/A        N/A             N/A
                                      1992        N/A        N/A             N/A





                                           LONG-TERM
                                        COMPENSATION
                                                 (4)

                                FISCAL    SECURITIES
                                  YEAR    UNDERLYING     ALL OTHER
   NAME AND                      ENDED       OPTIONS  COMPENSATION
   PRINCIPAL POSITION             9/30   GRANTED (#)        ($)(7)


   Dale H. Ballard, CEO           1994       (5) N/A             0
                                  1993       (5) N/A             0
                                  1992       (5) N/A         2,689

   Harold R. ("Butch")            1994        29,000             0
   Wolcott, Executive Vice        1993    (6) 26,667             0
   President (1)                  1992           N/A           N/A

   Paul W. Hess                   1994        18,000             0
   General Counsel (2)            1993           N/A           N/A
                                  1992           N/A           N/A

  (1)  Mr.  Wolcott did  not work  for the  Company in  fiscal year
       1992.

  (2)  Mr.  Hess  joined the  Company in  August,  1993.   He first
       became an officer in October, 1993.

  (3) The personal benefits and perquisites received by the named executives were less than the reporting thresholds established by the Securities and Exchange Commission (the lesser of $50,000 or 10% of the individual's cash compensation).

  (4) The Company does not have benefit plans involving Restricted Stock Awards, Stock Appreciation Rights (SARs), or Long-Term Incentive Plans (LTIPs)

  (5) No options have ever been granted to Mr. Ballard under any of the Company's Incentive Stock Option Plans.

  (6) Adjusted to reflect a stock split which occurred after the date of grant.

  (7) These figures represent the Company's contributions to its 401(k) retirement plan for the benefit of the named executives. All of the named executives who received a Company contribution in the years shown are 100% vested in their respective plan account balances.


        OPTION GRANTS IN FISCAL YEAR ENDED SEPTEMBER 30, 1994

                                                                              POTENTIAL REALIZED VALUE AT ASSUMED
                                                                                      ANNUAL RATES OF STOCK PRICE
                                                                                 APPRECIATION FOR OPTION TERM (2)

                             INDIVIDUAL GRANTS (1)

                                 Number of
                                Securities
                                Underlying
                           Options Granted
                              (#) and % of
                             Total Options
                                Granted to
                              Employees in        Exercise         Option
                               Fiscal Year    Price ($/SH)     Expiration
     Name                                                            Date              5% ($)             10% ($)


    Dale H. Ballard                   N/A             N/A            N/A                 N/A                 N/A


     Harold R.                       8,000           8.625      7/31/2001              28,040              65,480
     ("Butch") Wolcott               8,000           8.625       8/1/2001              28,040              65,480
                                    13,000           10.00      9/12/2001              52,910             123,370
                              Total 29,000                                      Total 108,990       Total 254,330
                                      2.4%

     Paul W. Hess                    8,000           8.625      7/31/2001              28,040              65,480
                                     5,000           8.625       8/1/2001              17,558              40,925
                                     5,000           10.00      9/12/2001              20,350              47,450
                              Total 18,000                                       Total 65,948       Total 153,855
                                      1.5%


  (1) The above table lists only new options granted during the 1994 fiscal year. In addition to new grants, the Company's employees (including its executive officers) also received options to replace canceled options, as described in the "Report by Stock Option Committee B on Repricing of Options" included below.

  (2) We recommend caution in interpreting the financial significance of these "potential realized value" figures. They are calculated by multiplying the number of options granted by the difference between a future hypothetical stock price and the option exercise price and are shown pursuant to rules of the Securities and Exchange Commission. They assume the value of Company stock appreciates 5% to 10% each year, respectively, compounded annually, for seven years (the life of each option). They are not intended to forecast possible future appreciation, if any, of such stock price or to establish a present value of options. Also, if appreciation does occur at the 5% or 10% per year rate, the amounts shown would not be realized by the recipients until the year 2001. Depending on inflation rates, these amounts may be worth significantly less in 2001, in real terms, than their value today. The Company has not used an alternative formula for valuation since the Company is not aware of any formula which will determine with reasonable accuracy a present value of options based on future unknown or volatile factors. The realized values shown are before the payment of federal or state income taxes.

  AGGREGATED OPTION  EXERCISES IN  FISCAL YEAR ENDED  SEPTEMBER 30,
  1994


                                                     Number of           Value of
                             Shares                  Securities         Unexercised
                           Acquired                  Underlying        In-the-Money
                                 on      Value      Unexercised         Options at
     Name                  Exercise   Received    Options at Year      Year End ($)
                             (#)(1)        ($)        End (#)              (2)

                                                  Exer-     Unexer-    Exer-   Unexer
                                                   cis-     cisable     cis-    -cis-
                                                   able                 able     able

     Dale H. Ballard            N/A        N/A      N/A         N/A      N/A      N/A

     Harold R.
     ("Butch") Wolcott            0        N/A        0      55,667        0   79,542

     Paul W. Hess                 0        N/A        0      48,000        0   77,125



  (1) The optionee may satisfy the exercise price by submitting already owned shares and/or cash. Income tax withholdings may be satisfied by electing to have the Company withhold shares otherwise issuable under the option with a fair market value equal to such obligations.

  (2) The fair market value of the Company's common stock on September 30, 1994 ($10.375 per share) minus the exercise price.


                  REPORT BY STOCK OPTION COMMITTEE B
                       ON REPRICING OF OPTIONS

       During fiscal year 1994, the Company's two Stock Option Committees voted to cancel and replace many outstanding options held by employees (including executive officers), so as to give our employees the benefit of a lower exercise price (because of the lower fair market value of the Company's stock). Stock Option Committee B ("Committee B") has responsibility for the granting of options to employees who are also executive officers.

       Under all of the Company's Incentive Stock Option Plans (the "Plans"), the option exercise price for options granted (including replacement options) is the current market price of the Company's Common Stock as of the date of the option grant. Because the Company's stock value has dropped in comparison to levels enjoyed in past years, many options held by employees (including executive officers) simply had no value. The compensation philosophy of the Board of Directors, Committee B, and particularly Dale H. Ballard, has for many years been to include stock options as an important component of compensation for salaried employees. Thus, both Stock Option Committees felt it was important this past year to reduce the exercise prices on outstanding options so as to put the "incentive" back into our compensation scheme. Set forth below is a summary of repricing actions by Committee B during fiscal year 1994 for certain Company executive officers. No option repricing occurred prior to fiscal year 1994.

       HAROLD R. ("BUTCH") WOLCOTT. Effective October 29, 1993, Mr. Wolcott was granted options to acquire 4,000 shares. Effective December 23, 1993, Committee B canceled the 10/29/93 grant for 4,000 shares and a February 18, 1993 grant for 26,667 shares (taking into account the February 1993 stock split) and granted to Mr. Wolcott a replacement option for 34,667 shares, i.e., 30,667 replacement options plus 4,000 new options. On August 1, 1994, Committee B canceled all 34,667 options and replaced them with options for 34,667 shares at a lower exercise price of $8.625 per share.

       PAUL W. HESS. Effective December 23, 1993, Mr. Hess was granted an option for 38,000 shares, 30,000 of which were given to replace an 8/18/93 grant and 8,000 of which were new. On August 1, 1994, Committee B replaced all 38,000 options, at the $8.625 per share exercise price.

                                     STOCK OPTION COMMITTEE B

                                     Dale H. Ballard
                                     J. Dallas VanWagoner


                      TEN YEAR OPTION REPRICINGS


                                       NUMBER OF                                                     LENGTH OF
                                      SECURITIES     MARKET PRICE      EXERCISE                ORIGINAL OPTION
                                      UNDERLYING      OF STOCK AT      PRICE AT          NEW    TERM REMAINING
     NAME AND                            OPTIONS          TIME OF       TIME OF     EXERCISE        AT DATE OF
     PRINCIPAL                          REPRICED    REPRICING ($)     REPRICING    PRICE ($)         REPRICING
     POSITION                 DATE           (#)                            ($)

     Dale H. Ballard,
     CEO                       N/A           N/A              N/A           N/A          N/A               N/A

     Harold R.            12/23/93        26,667            11.75         13.68        11.75         74 months
     ("Butch") Wolcott,   12/23/93         4,000            11.75         16.50        11.75         82 months
     Executive Vice         8/1/94        34,667             8.63         11.75         8.63         77 months
     President

     Paul W. Hess,        12/23/93        30,000            11.75         14.13        11.75         80 months
     General Counsel        8/1/94        38,000             8.63         11.75         8.63         77 months

                       STOCK PERFORMANCE GRAPH

       The following graph shows the yearly percentage change in cumulative total shareholder return on the Company's Common Stock during the preceding five fiscal years ended September 30, 1994, compared with the Standard & Poor's 500 Stock Index and the published Standard & Poor's Medical Products and Supplies industry index. The comparison assumes $100 were invested on September 30, 1989 in the Company's Common Stock, and in each of the foregoing indices the comparison assumes reinvestment of dividends.

  WRITTEN DESCRIPTION OF THE STOCK PERFORMANCE GRAPH
  FOR EDGAR FILING.

       The graph line of each of these three securities is described below:

       BALLARD MEDICAL PRODUCTS. The graph shows that $100 invested in Ballard Medical Products Common Stock on September 30, 1989 would be worth the following values on the respective dates shown:

                 September 30, 1990            $142
                 September 30, 1991             394
                 September 30, 1992             532
                 September 30, 1993             421
                 September 30, 1994             259


       S&P 500. The graph shows that $100 invested in the S&P 500 Index on September 30, 1989 would be worth the following values on the respective dates shown:

                 September 30, 1990            $ 91
                 September 30, 1991             119
                 September 30, 1992             132
                 September 30, 1993             149
                 September 30, 1994             155

       S&P MEDICAL PRODUCTS AND SUPPLIES. The graph shows that $100 invested in the S&P Medical Products and Supplies Index would be worth the following values on the respective dates shown:

                 September 30, 1990            $107
                 September 30, 1991             168
                 September 30, 1992             164
                 September 30, 1993             124
                 September 30, 1994             159


                    SUMMARY OF STOCK OPTION PLANS

  GENERAL

       The Company has adopted eight open incentive stock option plans, identified in the table below:


            NAME OF PLAN        MONTH OF APPROVAL OF PLAN
                                BY SHAREHOLDERS

            1984 Plan                January, 1985

            1987 Plan                January, 1988

            1988 Plan                January, 1989

            1990 Plan                January, 1990

            1991 Plan                January, 1992

            1992 Plan                January, 1993

            1993 Plan                January, 1994

            1994 Plan                Not yet approved

  (All  of  the  above-named   incentive  stock  option  plans  are
  sometimes referred to herein collectively as the "Plans".)


       The purpose of each of the Plans is to attract and retain qualified personnel for positions of responsibility in the Company by providing additional compensation incentives, thereby promoting the success of the Company. Options granted under each of the Plans are intended to qualify as incentive stock options under Section 422 of the Internal Revenue Code (the "Code").

  ADMINISTRATION

       All of the Plans are administered by two Stock Option Committees, by delegation of authority from the Board of
  Directors. Committee A is authorized to grant options only to employees who are not also officers or directors of the Company. Committee B is authorized to grant options only to employees who are also officers or directors of the Company.

       Each Committee must be comprised of two persons, both of whom must be members of the Board of Directors. However, members of Committee B must be "disinterested persons", within the meaning of Rule 16b-3(c)(2)(i) promulgated by the Securities and Exchange Commission. A "disinterested person" is a director who is not, during the one year prior to service as an administrator of the applicable plan, or during such service, granted or awarded options pursuant to the applicable plan or any other incentive stock option plan of the Company.

       Committee A is currently comprised of Dale H. Ballard (the President of the Company) and E. Martin Chamberlain (the Vice
  President  and  Secretary  of  the  Company).    Committee  B  is
  currently comprised of Dale H. Ballard and Dr. J. Dallas VanWagoner, both of whom are "disinterested persons".

       The interpretation and construction of any provision of the Plans is within the sole discretion of the applicable Committee or the Board of Directors, whose determination is final and conclusive. Members of each Committee are elected by a majority vote of the Board, including the votes of the directors thus elected to serve on the Committee. Committee members hold office until the next regular meeting of the Board and until their successors are elected and qualified. Committee members may be removed at any time by a majority vote of the Board, including the vote of the director whose removal as a Committee member is sought.

  ELIGIBILITY

       Each of the Plans provides that options may be granted to all employees of the Company and all employees of the Company's subsidiaries. Under all of the Plans except the 1991 Plan, the 1992 Plan, the 1993 Plan, and the 1994 Plan, no further options are available. Under the Plans, the applicable Committee selects the optionees and determines the number of shares to be subject to each option. None of the Plans provide for a maximum or minimum number of shares which may be granted under option to any one employee.

  TERMS OF OPTIONS

  Each option granted under the Plans may extend for a period of up to ten (10) years from the date the option is granted, must be evidenced by a stock option agreement between the Company and the employee to whom such option is granted, and is subject to the following additional terms and conditions:


            (a) CONTINUED EMPLOYMENT. An option granted may not be exercised, in whole or in part, unless the optionee continues to serve as an employee of the Company for at least one full year after the date the option is granted. The 1991, 1992, 1993, and 1994 Plans provide that the President of the Company, in his discretion, may extend this continued employment period from one year to up to three years. The intervening death of the optionee before the end of such year of employment removes any continued employment condition. In addition, the Board of Directors is proposing an amendment to the Plans which would remove the continued employment condition upon the occurrence of a Business Combination. SEE "PROPOSAL NO. 3: PROPOSAL TO AMEND ALL INCENTIVE STOCK OPTION PLANS TO PROVIDE FOR IMMEDIATE VESTING (I.E., EXERCISABILITY) UPON OCCURRENCE OF BUSINESS COMBINATION."


            (b) EXERCISE OF THE OPTION. Under all of the Plans, payment for shares issued upon exercise of an option may consist of cash or the exchange of other shares of the Company's stock which have been held for more than one year by the optionee. Under the 1984 Plan, no option granted prior to January 1, 1987 may be exercised while there is outstanding any previously granted incentive stock option.

            (c) OPTION PRICE. The option exercise price of options granted under the Plans is the fair market value of the Company's Common Stock on the date of grant. However, in the case of options granted to an optionee who owns more than 10% of the voting power or value of all classes of stock of the Company, the exercise price must not be less than 110% of the fair market value on the date of grant. For so long as the Company's stock is included in the New York Stock Exchange, the Board of Directors or Stock Option Committee will use the reported closing price on the last trading day preceding the grant of the option, as the fair market value for purposes of setting option prices.

            (d) TERMINATION OF EMPLOYMENT. Each of the Plans provides that if the optionee's employment by the Company is terminated for any reason (other than permanent disability) the option shall thereupon expire and any and all right to purchase shares pursuant thereto shall terminate three months after the optionee's employment terminates. If an optionee becomes permanently disabled, the option may be exercised at any time within one year after termination of employment by reason of disability, so long as the optionee has been an employee of the Company for at least the period specified (one year minimum) in the stock option agreement entered into by the Company and the optionee.

            (e) TRANSFER OF OPTIONS. Options granted under any of the Plans are not transferable by an optionee other than by will or the laws of descent and distribution and are exercisable, during the optionee's lifetime, only by the optionee.

            (f) TERMINATION OF OPTIONS. No option is exercisable by any person after ten (10) years from the date the option was granted (five (5) years if the optionee owns more than 10% of the voting power or value of all classes of stock of the Company). The President of the Company has discretion to shorten this period in stock option agreements entered into by the Company with employees.

  ADJUSTMENT UPON CHANGES IN CAPITALIZATION

       In the event any change, such as a stock split, is made in the Company's capitalization, which results in an exchange of Common Stock for a greater or fewer number of shares, appropriate adjustment is to be made under each of the Plans in the option price and in the number of shares subject to the option. In the event of a stock dividend, each optionee is entitled to receive, upon exercise of the option, the equivalent of any stock dividend which the optionee would have received had the optionee been the holder of record of the shares purchased upon such exercise.

  OPTION SUMMARIES

       The following tables set forth certain information related to the Plans and options granted thereunder, as of September 30, 1994:

            SUMMARY OF INCENTIVE STOCK OPTIONS OUTSTANDING
                     AS OF SEPTEMBER 30, 1994 (1)


                     TOTAL SHARES                                   SHARES STILL
                         RESERVED        OPTIONS         OPTIONS   AVAILABLE FOR
    PLAN               UNDER PLAN        GRANTED     OUTSTANDING           GRANT


    1984 Plan             900,004        900,004           5,998               0

    1987 Plan             750,112        750,112         146,477               0

    1988 Plan             750,018        750,018         188,655               0




                     TOTAL SHARES                                   SHARES STILL
                         RESERVED        OPTIONS         OPTIONS   AVAILABLE FOR
    PLAN               UNDER PLAN        GRANTED     OUTSTANDING           GRANT


    1990 Plan           1,125,021      1,125,021         604,258               0

    1991 Plan             750,000        738,334         626,134          11,666

    1992 Plan             200,000        199,333         199,333             667

    1993 Plan             600,000        592,000         592,000           8,000

    1994 Plan             600,000        536,426         536,426          63,574

    TOTALS              5,675,155      5,591,248       2,899,281          83,907


  (1) All figures have been adjusted to reflect stock splits which have occurred since the adoption of the 1984 Plan to the present.

                 MEETINGS AND COMMITTEES OF THE BOARD

  BOARD OF DIRECTORS

       The Board of Directors met January 24, 1994, at the regular meeting of the Board of Directors, immediately following the January 24, 1994 Annual Meeting of Shareholders, with all members of the Board of Directors in attendance. All other Board of Directors action taken during the 1994 fiscal year was conducted by thirteen unanimous directors consent resolutions, approved and executed by all of the directors.

  STOCK OPTION COMMITTEE A

       The Company has a standing Stock Option Committee A whose function is to administer and grant options to employees other than officers and directors under all of the Company's incentive stock option plans. The Committee is comprised of two members of the Board, currently Dale H. Ballard and E. Martin Chamberlain. Three meetings were held by Committee A during the 1994 fiscal year (with both members present). The remaining actions of Committee A were effected in fifteen Committee A consent resolutions, approved and executed by both members of the Committee.

  STOCK OPTION COMMITTEE B

       The Company has a standing Stock Option Committee B whose function is to administer and grant options to employees who are also officers and directors under all of the Company's incentive stock option plans. Committee B is comprised of two members of the Board, currently Dale H. Ballard and J. Dallas VanWagoner. All Committee B action taken during the 1994 fiscal year was conducted in five Committee B consent resolutions, approved and executed by both members of the Committee.

  AUDIT COMMITTEE

       The Company has a standing Audit Committee whose functions are: (a) to conduct reviews of potential conflict-of-interest situations as requested by the President; (b) to select the Company's auditors; and (c) to review the Company's annual report and other reports prepared for the Company by the Company's auditors. The Audit Committee is comprised of two members of the Board, currently John I. Bloomberg and Robert V. Petersen. One meeting (attended by both members) was held by the Audit Committee during the 1994 fiscal year.

       The Company has no standing compensation or nominating committees of the Board of Directors.


                         PROXY CARD PROPOSALS

  PROPOSAL NO. 1:     ELECTION OF DIRECTORS

  GENERAL

       Directors are elected at each Annual Meeting of the Shareholders and hold office until the next Annual Meeting and until their successors are elected and qualified. Currently, there are seven directors.

  NOMINEES FOR ELECTION


       The names of the nominees for election to the Board of Directors, with respect to whom proxies are solicited hereby, and each of their business backgrounds for at least the last five years are set forth below:




   NAME, AGE AND                 DIRECTOR
   POSITION WITH THE COMPANY     SINCE      PRINCIPAL OCCUPATION


   Dale H. Ballard (71)          1978       President, Chief Executive
   President and Chairman of                Officer, and Chairman of the
   the Board                                Board (1)




   NAME, AGE AND                 DIRECTOR
   POSITION WITH THE COMPANY     SINCE      PRINCIPAL OCCUPATION


   John I. Bloomberg (59)        1981       Managing General Partner,
   Director                                 private investment
                                            companies (2)

   J. Dallas VanWagoner (57)     1984       Practicing Physician, Clinical
   Director                                 Instructor with the University
                                            of Utah School of Medicine (3)

   Robert V. Petersen (68)       1986       Professor Emeritus of
   Director                                 Pharmaceutics, University of
                                            Utah (4)

   E. Martin Chamberlain (54)    1988       Vice President of Regulatory Affairs
   Director, Vice President of              and  Director  of Quality  Assurance
   Regulatory Affairs, and                  (5)
   Secretary

   Dale H. Ballard, Jr. (47)     1993       President of Stratco, a
   Director                                 financial planning and
                                            investment firm (6)

   Paul W. Hess (40)             1994       General Counsel (7)
   Director, General Counsel




        (1) Mr. Ballard has served as President, Chief Executive Officer, and Chairman of the Board of Directors since the formation of the Company in 1978. Mr. Ballard holds a Bachelor of Science Degree in Pharmacy from the University of Utah.

        (2) From July, 1981 to the present, Mr. Bloomberg has been a General Partner of J.I.B. Associates, Bricoleur Partners, Olympic Growth Fund, and Utah Capital Corp., private investment companies. From 1963 to 1981, Mr. Bloomberg's positions included Senior Drug Analyst at Kidder Peabody (1963-1965), Associate Director of Research at CBWL-Hayden Stone, now a part of Shearson/Lehman (1965-1972), Director of Research and Senior Vice President at Ladenberg, Thalmann & Co. (1972-1976), Security Analyst at Alex Brown and Sons (1976-1979), and a Limited Partner and Vice President of Bear Stearns & Co. (1979-1981). Mr. Bloomberg graduated from Amherst College with a BA in Chemistry and received an MBA in Business Administration from Harvard Business School in 1962. Mr. Bloomberg is also on the board of directors of Jabra Corporation of La Jolla, California, a nonreporting company, and he is on the Board of Directors of the John Moran Eye Center, University of Utah.

        (3) Dr. VanWagoner received his B.S.E.E. degree from the University of Utah in 1961, and M.S.E.E. in 1964. He graduated from St. Louis University School of Medicine in 1970. He is a board certified obstetrician and gynecologist and a member of the


  American College of Obstetrics and Gynecology. In addition to his private practice, Dr. VanWagoner is a clinical instructor with the University of Utah School of Medicine. Over the past twelve years, Dr. VanWagoner has assisted companies in the health care industry with numerous research projects.

        (4) Dr. Petersen received a B.S. (Honors) in Pharmacy from the University of Utah in 1950, and a Ph.D. in Pharmaceutical Chemistry, with minors in Organic Chemistry and Pharmacology, from the University of Minnesota in 1955. Dr. Petersen has held various academic positions with the University of Utah since 1957 and has been a Professor of Pharmacy since 1967. He was Chairman of the Department of Applied Pharmaceutical Sciences from 1965 to 1978 and Chairman of the Department of Pharmaceutics from 1978 to 1982. He retired from the University of Utah July 1, 1992, and now serves as a professor emeritus of pharmaceutics. Dr. Petersen has acted as a consultant to various companies, including Albion Laboratories (1964-1982), Deseret Pharmaceutical Company, Inc. (1970-1989), Sorenco, Inc. (1978-present), Kolmar Laboratories (1983-1987), Sorenson Development (1983-1989, and 1993 - present), Pacific Chemicals of Seoul, Korea (1989-91), and Ciba-Geigy Corporation (1989-91). He served as a member of the board of directors of the American Foundation for Pharmaceutical Education from 1973 to 1975, since 1980 has served as a member of the board of directors for the Drug Standards Division of the United States Pharmacopeia - National Formulary, and in 1990 was appointed to the board of directors of the U.S.P. Committee of Revisions. Dr. Petersen is past president of the American Association of Colleges of Pharmacy and from 1972 to 1987 was the University of Utah College of Pharmacy's liaison to the board of trustees of the Utah Pharmaceutical Association.

        (5) Dr. Chamberlain joined the Company in August, 1982, as a project manager. He received his Bachelor of Science Degree in Molecular and Genetic Biology in 1967, his Master of Arts Degree in Biological Science with a minor in Chemistry in 1969, and his Doctorate in Biology with Biochemistry as an allied field in 1973. Between 1974 and 1981, he held a faculty appointment with the University of Utah School of Medicine, working with the Departments of Biology and the School of Medicine's Department of Obstetrics and Gynecology, involved in biological and medical research. In 1982 and 1983, he served as a member of the
  Corporate Executive Committee and as a director for Bio-Ten Energy Corporation, a reporting company. Dr. Chamberlain became Vice President in October, 1993 in addition to his appointment as Secretary of the Company in 1983. In July, 1994 he became Vice President of Regulatory Affairs. He has also served as Director of Quality Assurance for the Company since 1986.

        (6) Dale H. Ballard, Jr. is the son of Dale H. Ballard, the Company's Chief Executive Officer. Dale Ballard, Jr. graduated from Brigham Young University in 1970, with a Bachelor of Science Degree in Business Management, with minors in Accounting and Economics. From 1972 until April, 1992, he owned and operated Ballard Construction Company, a closely-held corporation engaged principally in the business of road and asphalt construction. From approximately 1977 to April, 1992, Mr. Ballard also operated a property management business called Empire Properties. Empire Properties was a wholly-owned subsidiary of Ballard Construction Company. In April, 1992, Mr. Ballard sold his construction and landscaping businesses. Subsequently he formed a new financial planning and investment company called Stratco.

        (7) Paul W. Hess joined the Company as in-house counsel in August, 1993. He had served as outside general corporate counsel for the Company, through his former law firm Strong & Hanni, since approximately 1985. In October, 1993, Mr. Hess was elected and appointed by the Board of Directors as General Counsel. Mr. Hess worked as an attorney for Strong & Hanni from 1981 until 1993. He received his Bachelor of Science Degree in Accounting from Brigham Young University in 1978 and his Juris Doctorate Degree from the University of Utah College of Law in 1981. Mr. Hess is also a Certified Public Accountant.

        Should any of the nominees become unable or unwilling to accept nomination or election, the persons named as Proxies in the enclosed form of proxy will exercise their voting power in favor of such person or persons as the Board may recommend. All of the nominees have consented to being named in this Proxy Statement and to serve if elected.

  APPROVAL

        If you return a proxy, but give no direction on this Proposal No. 1, your proxy will be voted "for" all seven nominees named above. The election of each director requires the affirmative vote of a majority of the shares represented at the Annual Meeting in person or by proxy.

  PROPOSAL NO. 2:      PROPOSAL TO APPROVE THE 1994  INCENTIVE STOCK
                       OPTION PLAN.

  GENERAL


        On or about August 1, 1994, by unanimous consent resolution, the Board of Directors of the Company adopted the 1994 Incentive Stock Option Plan (the "1994 Plan"), reserving 600,000 shares of Common Stock for issuance to employees. At the closing price on the Record Date of the Company's stock, said 600,000 shares would have a value of $5,925,000.


        The purpose of the 1994 Plan is to attract and retain the best available personnel for positions of responsibility in the Company by providing additional compensation incentives, thereby promoting the success of the Company. The 1994 Plan reserves the same number of shares for issuance as were reserved in the 1993


  Plan approved by the shareholders in January, 1994. Management feels that it is very important, for the Company's continuing growth and success, that options continue to be a significant portion of salaried employee compensation.

        The Company is seeking shareholder approval of the 1994 Plan, not because shareholder approval is required under state or federal law, but in order to qualify options granted under the 1994 Plan as incentive stock options under Section 422 of the Internal Revenue Code (the "Code"), and in order to qualify transactions under the Plan as exempt transactions under Section 16(b) of the Securities Exchange Act of 1934 (the "Exchange Act"), pursuant to Rule 16b-3 promulgated by the Securities and Exchange Commission. As of September 30, 1994, 536,426 options had been granted under the 1994 Plan.

  ADMINISTRATION

        The 1994 Plan is administered by two Stock Option Committees, by delegation of authority from the Board of
  Directors of the Company. Committee A is authorized to grant options only to employees who are not also officers or directors of the Company. Committee B is authorized to grant options only to employees who are also officers or directors of the Company.

        Committee A is currently comprised of Dale H. Ballard (the President of the Company) and E. Martin Chamberlain (the Vice
  President  and  Secretary  of  the  Company).    Committee  B  is
  currently comprised of Dale H. Ballard and Dr. J. Dallas VanWagoner. All members of the Stock Option Committees sit on the Company's Board of Directors.

        All members of Committee B are "disinterested persons", within the meaning of Rule 16b-3(c)(2)(i). A "disinterested person" is a director who is not, during the one year prior to service as an administrator of the Plan, or during such service, granted or awarded options pursuant to the Plan or any other incentive stock option plan of the Company.

        The interpretation and construction of any provision of the Plan are within the sole discretion of the applicable Committee or the Board of Directors, whose determinations are final and conclusive. Members of each Committee are elected by a majority vote of the Board, including the votes of the directors thus elected to serve on the Committee. Committee members hold office until the next regular meeting of the Board and until their successors are elected and qualified. Committee members may be removed at any time by a majority vote of the Board, including the vote of the director whose removal as a Committee member is sought.


  ELIGIBILITY

        The 1994 Plan provides that options may be granted to any employees (including officers, whether or not they are directors) of the Company and any of its subsidiaries. As of September 30, 1994, the Company and its subsidiaries had 616 employees. Directors who are not employees are not eligible to participate in the 1994 Plan, but Directors who are also employees may participate in the 1994 Plan. Committee A selects the optionees and determines the number of shares to be subject to each option, except in the case of officers and directors in which case Committee B makes such selections and decisions. The 1994 Plan does not provide for a maximum or minimum number of shares which may be granted under option to any one employee.

        The number of options to be granted to officers as opposed to employees is not yet determinable. However, the Stock Option Committees do not intend to grant any options to Dale H. Ballard, CEO. It is not possible to determine the benefits that would have been received by executive officers in the last completed fiscal year had the 1994 Plan been in effect, because the granting of options is discretionary.

  TERMS OF OPTIONS

        Each option granted under the 1994 Plan may extend for a period of up to ten years (or only five years for an optionee who immediately before the grant of the option, owns more than 10% of the Company's stock) from the date the option is granted, must be evidenced by a stock option agreement between the Company and the employee to whom such option is granted, and is subject to the following additional terms and conditions:


        (a) CONTINUED EMPLOYMENT. An option granted may not be exercised, in whole or in part, unless the optionee continues to serve as an employee of the Company for at least one full year after the date the option is granted. The President of the Company, in his discretion, may extend these continued employment conditions from one year to up to three years. The intervening death of the optionee before the end of such year of employment removes this continued employment condition. In addition, the Board of Directors is proposing an amendment to all of the Plans including the 1994 Plan which would remove the continued employment condition upon the occurrence of a Business Combination. SEE "PROPOSAL NO. 3: PROPOSAL TO AMEND ALL INCENTIVE STOCK OPTION PLANS TO PROVIDE FOR IMMEDIATE VESTING (I.E., EXERCISABILITY) UPON OCCURRENCE OF BUSINESS COMBINATION."


        (b) EXERCISE OF THE OPTION. Payment for shares issued upon exercise of an option may consist of cash or the exchange of other shares of the Company's stock owned by the optionee. The option price of options granted under the 1994 Plan is the fair market value of the Company's Common Stock on the date of grant as determined by the applicable Committee. However, in the case of options granted to an optionee who owns more than 10% of the stock of the Company, the exercise price must not be less than 110% of the fair market value on the date of grant. For so long as the Company's stock is listed on the New York Stock Exchange, the Committee will use the reported closing price for the stock on the last trading day preceding the grant of the option as the fair market value, for purposes of establishing option prices.

        (c) TERMINATION OF EMPLOYMENT. The 1994 Plan provides that if the optionee's employment by the Company is terminated for any reason, other than disability, the option shall thereupon expire and any and all right to purchase shares pursuant thereto shall terminate three months after the optionee's employment terminates. If an optionee becomes permanently disabled, the option may be exercised at any time within twelve (12) months after termination of employment by reason of disability, so long as the optionee has been an employee of the Company for at least the period specified (one year minimum) in the stock option agreement entered into by the Company and the optionee.

        (d) TRANSFER OF OPTIONS. Options granted under the 1994 Plan are not transferable by an optionee other than by will or the laws of descent and distribution and are exercisable, during the optionee's lifetime, only by the optionee or by the optionee's guardian or legal representative.

        (e) TERMINATION OF OPTIONS. No option is exercisable by any person after ten (10) years from the date the option was granted, or five (5) years if the optionee owns more than 10% of the voting power or value of the stock of the Company. The President of the Company has discretion to shorten this period in stock option agreements entered into by the Company with employees.

  ADJUSTMENT UPON CHANGES IN CAPITALIZATION

        In the event any change, such as a stock split, is made in the Company's capitalization which results in an exchange of Common Stock for a greater or fewer number of shares, appropriate adjustments are to be made in the option price and in the number of shares subject to the option. In the event of a stock dividend, each optionee is entitled to receive, upon exercise of the option, the equivalent of any stock dividend which the optionee would have received had the optionee been the holder of record of the shares purchased upon such exercise. Appropriate adjustments are also to be made to the number of shares subject to the Plan and the number and option price of shares subject to outstanding options in the event the Company effects a reorganization, merger, or recapitalization.



  AMENDMENT AND TERMINATION

        The Board of Directors may amend the 1994 Plan at any time or from time to time, as necessary to comply with state and federal laws or for the good of the Company or the employees affected by the 1994 Plan.

  FEDERAL INCOME TAX CONSEQUENCES

        Options granted pursuant to the 1994 Plan are intended to qualify as "incentive stock options" under Section 422 of the Internal Revenue Code (the "Code"). If an option granted under the 1992 Plan is treated as an incentive stock option, the optionee recognizes no taxable income upon the granting of the option, nor does the Company get an income tax deduction. Also, the optionee recognizes no taxable income upon exercise of the incentive stock option. However, the excess of the fair market value of shares purchased pursuant to the exercise of an incentive stock option over the exercise price is an item of tax preference for purposes of computing the alternative minimum tax. Subsequently, when such shares are sold, in determining the amount of gain or loss to be recognized for purposes of computing alternative minimum taxable income, the basis of such shares is increased by the amount of such excess which constituted an item of tax preference.

        Upon the sale of the shares (assuming that the sale occurs no sooner than two years after grant of the option and one year after receipt of the shares by the optionee) any gain will qualify as a long-term capital gain. If these holding periods are not satisfied, the option will not qualify as an incentive stock option, and the optionee will recognize ordinary income at the time of disposition of the shares, equal to the difference between the basis and the lower of the fair market value of the stock at the date of the option exercise or the selling price of the stock, and the Company will get a corresponding income tax deduction.

        To the extent that the aggregate fair market value of stock with respect to which incentive stock options are exercisable for the first time by any optionee during any calendar year (under all of the Company's incentive stock option plans) exceeds
  $100,000, such options are treated as options which are not qualified as incentive stock options.

  SECTION 16(b) EXEMPTION

        Section 16(b) of the Exchange Act states that any profit realized by insiders from the purchase and sale (or sale and purchase) of any registered equity security (other than an exempted security or exempted transaction) of an issuer within a six-month period is subject to disgorgement, i.e., the profiting insider can be required to disgorge or pay his or her profit to the issuer. A transaction by an officer or director pursuant to an employee benefit plan is exempt from this "short-swing profit" liability if the plan and the transaction meet the conditions of


  Rule 16b-3. One of the conditions of Rule 16b-3 is that the plan be approved by the issuer's shareholders. The Company desires to qualify the 1994 Plan (as all other Plans have been qualified) under Rule 16b-3.

  APPROVAL

        Shareholder approval of the 1994 Plan requires the affirmative vote of a majority of the shares represented in person or by proxy at the Annual Meeting. If the shareholders do not approve the 1994 Plan, the 1994 Plan and options granted thereunder will be void. If you return a proxy but give no direction on Proposal No. 2, your proxy will be voted "for" this Proposal.


  PROPOSAL NO. 3:      PROPOSAL  TO AMEND ALL INCENTIVE STOCK OPTION
                       PLANS,  TO  PROVIDE  FOR  IMMEDIATE   VESTING
                       (I.E.,  EXERCISABILITY)  UPON  OCCURRENCE  OF
                       BUSINESS COMBINATION


  GENERAL

        On or about October 15, 1994 the Board of Directors of the Company unanimously approved the amendment of all of the Company's Incentive Stock Option Plans (the "Plans") to provide for the immediate vesting (i.e., exercisability) of options upon the occurrence of a Business Combination (as hereinafter defined) unless the Business Combination is approved by a two-thirds vote of the Continuing Directors (as hereinafter defined). The purposes of this provision are two-fold: (1) to protect the employees/optionees from a Business Combination (such as a hostile takeover attempt) which is not approved by a two-thirds vote of the Continuing Directors; and (2) to enhance management's bargaining power should an unfriendly takeover of the Company be attempted by a third-party bidder.

        While we have no knowledge of any accumulation of stock or other circumstances leading to an effort to acquire Ballard Medical Products, we believe that the Company may be an attractive takeover candidate in view of its current stock price for a number of reasons, including without limitation the following:

        (a) The Company has a substantial amount of cash and liquid investments ($31,440,000 as of September 30, 1994), increasing annually from its earnings;

        (b) The Company has no long-term debt; and

        (c) The Company has excellent, high margin products.


        In the event of a possible takeover or tender offer by a third party, the Company wants to encourage bidders to negotiate with the Board of Directors, which knows the Company's products and capabilities and understands its long-term potential value. If a bidder elects not to negotiate with the Board of Directors or wants to proceed with a hostile takeover, notwithstanding the conclusions of the Board that the terms are not fair to the shareholders, the Board believes that it is important that the Company protect the holders of incentive stock options.

  CURRENT PROVISIONS

        The current Plans  are not  uniform in  their treatment  of
  outstanding  options   upon   the  occurrence   of   a   Business
  Combination.


        1984, 1987, 1988, AND 1990 PLANS. These Plans currently provide that if the Company is reorganized, consolidated, or merged with another corporation and the Company will be the surviving corporation, the optionees are entitled to receive replacement options in the newly merged, reorganized, or consolidated corporation in the same proportion, at an equivalent price, and subject to the same terms and conditions as the prior, outstanding options. If the Company will not be the surviving corporation, then the Board of Directors is required to give the optionees written notice of the reorganization, merger, or consolidation, whereupon the optionees must exercise their options which are otherwise exercisable within ten days following delivery of said written notice (i.e., there is no accelerated right with respect to unexercisable options). All unexercised options are canceled, after the expiration of the ten days.


        1991, 1992, 1993, AND 1994 PLANS. These Plans currently provide that if the Company is reorganized, consolidated, or merged with another corporation, the optionees are entitled to receive replacement options in the surviving corporation (regardless of which entity survives) in substantially the same proportion, at a substantially equivalent option price, and subject to the same conditions as their prior, outstanding options.

  PROPOSED AMENDMENT

        The Board of Directors has proposed to replace the above-described provisions. Each of the Company's Plans contains a provision requiring that an optionee continue to serve as an employee of the Company for a period of one to three years (as determined by the President) following the date of the stock option agreement memorializing the option grant. Each Plan further provides that the intervening death of the optionee before the end of the one to three year employment period removes this continued employment condition.

        The Board of Directors' proposal is to amend each of the Company's Plans to provide that the one to three year continued employment period is also to be removed upon the occurrence of a Business Combination, unless the Business Combination is approved by a two-thirds vote of the Continuing Directors. Thus the occurrence of either of the following events will cause all of an optionee's options to become immediately and fully exercisable:

        (a) The death of the optionee; or

        (b) The occurrence of a Business Combination which is not approved by a two-thirds vote of the Continuing Directors.

        For purposes of this proposed amendment, the following definitions apply:

            (1) "Acquiring Person" shall mean any individual, corporation (other than this corporation or any of its subsidiaries), partnership, other person or entity which, together with its affiliates and associates (as defined in the Exchange Act or the Rules thereunder, as amended), and together with any other individual, corporation (other than the Company or any of its subsidiaries), partnership, person or entity with which it or they have any agreement, arrangement, or understanding with respect to acquiring, holding, voting, or disposing of the Company's stock, beneficially owns (within the meaning of the Exchange Act or the Rules) in the aggregate 10% or more of the outstanding Voting Stock of the Company. "Acquiring Person" shall also include any assignee of, or person or entity which has succeeded to any shares of the Company's stock which were at any time prior to the date of assignment or succession beneficially owned by, a 10% Voting Stock owner, or an affiliate or associate of a 10% Voting Stock owner, if such assignment or succession shall have occurred in the course of a transaction or series of transactions not involving a public offering within the meaning of the Securities Act of 1933, as amended. A person or entity, its affiliates and associates, assignees and successors, and all such other persons or entities with whom they have any such agreement, arrangement, or understanding shall be deemed a single Acquiring Person for purposes of this Article. Also for purposes of this Article, the Continuing Directors shall by majority vote have the power to determine, on the basis of information known to the Board, if and when there is an Acquiring Person. Any such determination shall be conclusive and binding for all purposes of this Article, provided such determination is reasonable and made in accordance with applicable law.

            (2)  "Business Combination" shall mean:


                (i) any merger, consolidation, or share exchange of the Company or a subsidiary of the Company with or into an Acquiring Person;

               (ii) any purchase for cash and/or securities by an Acquiring Person of 20% or more of the Company's outstanding shares of Voting Stock (including the purchase(s) which cause(s) the purchaser to become an Acquiring Person hereunder);

              (iii) any sale, lease, exchange, transfer or other disposition (including without limitation, a mortgage or other security device) in a single transaction or related series of transactions, of all or any Substantial Part (as hereinafter defined) of the assets either of the Company (including without limitation, any voting securities of a subsidiary) or of a subsidiary of the Company to or with an Acquiring Person;

               (iv) any merger or consolidation of an Acquiring Person with or into the Company or a subsidiary of the Company;

                (v) any sale, lease, exchange, transfer or other disposition (including without limitation, a mortgage or other security device) in a single transaction or related series of transactions, of all or any Substantial Part of the assets of an Acquiring Person to the Company or a subsidiary of the Company;

               (vi) the issuance or transfer of any securities of the Company or a subsidiary of the Company to an Acquiring Person;

              (vii) the adoption of any plan or proposal for the liquidation or dissolution of the Company proposed, directly or indirectly, by or on behalf of, or pursuant to any agreement, arrangement or understanding (whether or not in writing) with an Acquiring Person;

             (viii) any merger or consolidation of the Company with a subsidiary of the Company proposed by or on behalf of an Acquiring Person;

               (ix) any reclassification of securities (including without limitation, any stock split, stock dividend, or other distribution of stock in respect of stock, or any reverse stock split), or recapitalization of the Company or any merger or consolidation of the Company with any subsidiary of the Company, or any other transaction (whether or not with or into, or otherwise involving the Acquiring Person), proposed by, on behalf of, or pursuant to any agreement, arrangement or understanding (whether or not in writing) with the Acquiring Person or any affiliate or associate of the Acquiring Person which has the effect, directly or indirectly, of increasing the proportionate share of the outstanding shares of stock of the Company or any subsidiary of the Company which is directly or indirectly owned by the Acquiring Person, except as a result of immaterial fractional share adjustments;

                (x)   any agreement, contract, or other arrangement
  providing  for   any  of  the  transactions   described  in  this
  definition of Business Combination; and

               (xi)   any  other  transaction  with   an  Acquiring
  Person which requires the approval of the Company's stockholders under the Utah Revised Business Corporation Act.

       A person who is an Acquiring Person as of:

                (i) the time any definitive agreement relating to a Business Combination is entered into;

               (ii) the record date for the determination of stockholders entitled to notice of and to vote on a Business Combination; or

              (iii) immediately prior to the consummation of a Business Combination,

  shall be an Acquiring Person for purposes of this definition.

       (3) "Continuing Director" shall mean any director of the Company who was a director prior to the time the Acquiring Person became such, and any other director whose election or appointment as a director was recommended or approved by a majority vote of the Continuing Directors. A majority or two-thirds vote of the Continuing Directors shall mean, respectively, a vote of the majority of the Continuing Directors, a vote of or two-thirds of the Continuing Directors, then in office, provided that at least two Continuing Directors are then in office and participate in such vote.

       (4) "Exchange Act" shall mean the Securities Exchange Act of 1934.

       (5) "Substantial Part" shall mean an amount of assets having an aggregate fair market value of at least $500,000.

       (6) "Voting Stock" shall mean Common Stock and all other securities of the Company entitled to vote generally for the election of directors.

       This proposed amendment to the Plans has also necessitated certain technical and conforming amendments to be made to various provisions of the Plans. Such conforming amendments include, for example, the deletion of existing, inconsistent provisions (summarized above) dealing with mergers and business combinations, and the insertion of the foregoing proposed amendment into specific plan paragraphs of the various Plans. Shareholder approval of the amendment proposed herein shall be deemed to include approval also for such technical and conforming amendments.

  APPROVAL

       Shareholder approval of this proposed amendment to the Plans requires the affirmative vote of a majority of the shares represented in person or by proxy at the Annual Meeting. If the shareholders do not approve this amendment, the amendment adopted by the Board of Directors will be void. If you return a proxy but give no direction on Proposal No. 3, your proxy will be voted "for" this Proposal.

  PROPOSAL NO. 4:     PROPOSAL TO APPROVE DELOITTE  & TOUCHE LLP AS
                      THE INDEPENDENT AUDITORS OF THE COMPANY


       The Board of Directors of the Company, through its standing Audit Committee, has selected Deloitte & Touche LLP as the independent auditors of the Company for the fiscal year ending September 30, 1995. The firm (and its predecessor) has served the Company as auditors for the fiscal years ended September 30, 1982 through 1994. Shareholder approval of this selection requires the affirmative vote of a majority of the shares represented in person or by proxy at the Annual Meeting. If you return a proxy but give no direction on Proposal No. 4, your proxy will be voted "for" this Proposal.


       Representatives of Deloitte & Touche LLP are expected to attend the Annual Meeting of Shareholders and will be available to respond to appropriate questions and will be afforded the opportunity to make a statement if they desire to do so.

                            OTHER MATTERS

       The Board of Directors knows of no matters to come before the shareholders' meeting other than as specified herein. If other business should, however, properly come before such meeting, the persons voting the proxies will vote them in accordance with their best judgment.

                     PROPOSALS FROM SHAREHOLDERS


       Shareholder proposals submitted for consideration at the Company's 1996 Annual Meeting of Shareholders must be received by the Company not later than August 17, 1995, in order to be included in the proxy materials for the 1996 Annual Meeting.

       ALL SHAREHOLDERS ARE URGED TO COMPLETE, SIGN, AND RETURN PROMPTLY THE ACCOMPANYING PROXY CARD IN THE ENCLOSED ENVELOPE.


                           By the Order of the Board of Directors

                           E. Martin Chamberlain
                           Secretary
                           Telephone No. (801) 572-6800
                           Telefax No.   (801) 572-6869


  Draper, Utah
  December 9, 1994

                               APPENDIX


  OMITTED MATERIAL

       The required Stock Performance Graph has been omitted in the EDGAR filing of this Proxy Statement and has been replaced with a written description on page 16.

                       BALLARD MEDICAL PRODUCTS
                       12050 Lone Peak Parkway
                          Draper, Utah 84020
                     Telephone No. (801) 572-6800
                     Telefax No.  (801) 572-6869

               NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                     TO BE HELD JANUARY 23, 1995



  To the Shareholders of Ballard Medical Products:

       NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders of Ballard Medical Products will be held at the Company's executive offices, 12050 Lone Peak Parkway, Draper, Utah 84020, on Monday, January 23, 1995, at 11:00 a.m. Mountain Standard Time, for the following purposes, all of which are more fully set forth in the accompanying Proxy Statement:

       1. To elect seven (7) Directors of the Company to serve until the next Annual Meeting of Shareholders and until their successors have been duly elected and qualified.

       2.   To approve the 1994 Incentive Stock Option Plan.

       3. To amend all of the Company's Incentive Stock Option Plans, to provide for immediate vesting (i.e., exercisability) of options upon the occurrence of a Business Combination.

       4. To approve Deloitte & Touche LLP as the independent auditors of the Company.

       5. To transact such other business as may properly come before the Company or any adjournment thereof.

       Said meeting may be adjourned from time to time without notice other than an announcement at said meeting or at any adjournment thereof, and any and all business for which said meeting is hereby noticed may be transacted by any such adjournment.


       Shareholders of record at the close of business November 23, 1994 are entitled to notice of and to vote at the meeting.

                                BY ORDER OF THE BOARD OF DIRECTORS,

                                E. Martin Chamberlain
                                Secretary
  Draper, Utah
  December 9, 1994



                              IMPORTANT

       You can help avoid the necessity and expense of sending follow-up letters to ensure a quorum by promptly returning the enclosed
  Proxy.   Please  complete,  sign and  return  your Proxy  in  the
  envelope provided. Such action will not prevent you from voting in person at the meeting.

                                PROXY

                       BALLARD MEDICAL PRODUCTS
                       12050 Lone Peak Parkway
                          Draper, Utah 84020
                       Telephone (801) 572-6800
                        Telefax (801) 572-6869

                    ANNUAL MEETING OF SHAREHOLDERS
                           January 23, 1995


       This Proxy is solicited on behalf of the Board of Directors.

       The undersigned, revoking any proxy heretofore given, hereby appoints Dale H. Ballard and E. Martin Chamberlain, and each of them, acting alone or together, Proxies, each with power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated below, for the undersigned, all the shares of common stock of BALLARD MEDICAL PRODUCTS held of record by the undersigned on November 23, 1994, at the Company's Annual Meeting of Stockholders to be held on January 23, 1995, at 11:00 a.m., Mountain Standard Time, and at all adjournments thereof. In their discretion, the Proxies are further authorized to vote upon such other business as may properly come before the Annual Meeting, and matters incident to the conduct of the meeting.

  PLEASE MARK BOXES [ ] OR [X] IN BLUE OR BLACK INK.

  1.   ELECTION OF DIRECTORS:   [ ]  FOR all nominees listed below.
                                     (except   as  marked   to  the
                                     contrary below)

                                [ ]  WITHHOLD AUTHORITY
                                     to   vote  for   all  nominees
                                     listed below

       NOMINEES:      Dale H. Ballard, John I. Bloomberg,
                      J. Dallas Van Wagoner, Robert V. Petersen,
                      E. Martin Chamberlain, Dale H. Ballard, Jr., and Paul W. Hess

       INSTRUCTION:   To  withhold   authority  to  vote   for  any
                      individual nominee, write that nominee's name on the space provided:

       ___________________________________________________________

  2.   PROPOSAL TO APPROVE 1994 INCENTIVE STOCK OPTION PLAN:

            [ ] FOR          [ ] AGAINST          [ ] ABSTAIN

  3.   PROPOSAL  TO  AMEND ALL  INCENTIVE  STOCK  OPTION PLANS,  TO
       PROVIDE FOR IMMEDIATE VESTING (I.E., EXERCISABILITY) OF OPTIONS UPON OCCURRENCE OF BUSINESS COMBINATION:

            [ ] FOR          [ ] AGAINST          [ ] ABSTAIN

  4. PROPOSAL TO APPROVE DELOITTE & TOUCHE LLP AS THE INDEPENDENT PUBLIC ACCOUNTANTS OF THE COMPANY:

            [ ] FOR          [ ] AGAINST          [ ] ABSTAIN

  THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER(S).

  THE  PROXY WILL  BE  VOTED  "FOR"  EACH  PROPOSAL  FOR  WHICH  NO
  DIRECTION IS MADE.


       Please sign exactly as name appears to the left. When shares are held by joint tenants, both should sign. When signing as attorney, executor, personal representative, administrator, trustee, or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.


     Please complete, sign and mail this proxy promptly in the enclosed addressed envelope which requires no postage if mailed in the United States.

  Date ____________________________________

  Signature________________________________

  _________________________________________
  Signature if held jointly)